UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 1, 2015 (May 28, 2015)

CALERES, INC.
 (Exact Name of Registrant as Specified in its Charter)

New York (State or other jurisdiction of incorporation)	1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)
8300 Maryland Avenue St. Louis, Missouri 63105 (Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 854-4000

Brown Shoe Company, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 28, 2015, the shareholders of Brown Shoe Company, Inc. (the “Company”) approved a proposal to amend the Company’s restated certificate of incorporation (the “Certificate”) to change the name of the Company to Caleres, Inc. as disclosed in the Company’s definitive Proxy Statement that was filed with the Securities and Exchange Commission on April 17, 2015. A copy of the Company's restated certificate of incorporation is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Board of Directors of the Company approved an amendment to the Company’s Bylaws (the “Bylaws”) to reflect (i) the change of the Company’s name to Caleres, Inc., (ii) an amendment to reduce the number of directors from twelve to ten, and (iii) an amendment to remove a forum selection provision as the Company’s shareholders did not vote to ratify the provision. The Bylaws were amended effective on May 28, 2015. The amended Bylaws are included as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07   Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held on May 28, 2015, five proposals described in the Notice of Annual Meeting of Shareholders dated April 17, 2015, were voted upon:

1.	The shareholders elected 3 directors, Mario L. Baeza, Lori H. Greeley and Mahendra R. Gupta, each for a term of three years. The voting for each director was as follows:

Directors	For	Withheld	Broker Non-Votes
Mario L. Baeza	35,417,545	2,594,067	2,504,487
Lori H. Greeley	37,887,911	123,701	2,504,487
Mahendra R. Gupta	37,890,065	121,547	2,504,487

The following directors have terms of office that continue after the meeting: W. Lee Capps III, Carla Hendra, Ward M. Klein, Steven W. Korn, Patricia G. McGinnis, W. Patrick McGinnis and Diane M. Sullivan.

2.	The shareholders approved the amendment of the Company’s restated certificate of incorporation to reflect the change of the name of the Company to Caleres, Inc. The voting was as follows:

For	Against	Abstaining	Broker Non-Votes
39,865,332	606,148	44,619	0

3.	The shareholders ratified the appointment of our independent registered public accountants, Ernst & Young LLP. The voting was as follows:

For	Against	Abstaining
40,139,553	353,902	22,644

4.	The shareholders approved the advisory resolution regarding executive compensation (“say on pay”). The voting was as follows:

For	Against	Abstaining	Broker Non-Votes
36,492,785	1,345,574	173,253	2,504,487

5.	The shareholders did not approve the ratification, by non-binding advisory vote, of an amendment to the Company’s bylaws to include a forum selection provision. The voting was as follows:

For	Against	Abstaining	Broker Non-Votes
16,296,045	21,623,766	91,801	2,504,487

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

See Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALERES, INC.

Date: June 1, 2015	By: /s/ Michael I. Oberlander
Michael I. Oberlander
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation, dated May 28, 2015
3.2	Bylaws, dated May 28, 2015